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                    AETNA LIFE INSURANCE AND ANNUITY COMPANY
                             Variable Life Account B


                        Supplement dated August 23, 2000


The information in this Supplement updates and amends certain information contained in the Prospectuses dated May 1, 2000. You should read this Supplement along with the applicable Prospectus.

Aetna Inc. ("Aetna"), the ultimate parent company of Aetna Life Insurance and Annuity Company ("ALIAC"), has entered into an agreement to sell certain of its businesses, including ALIAC, to ING Groep N.V., an integrated financial services provider. Consummation of the transaction is subject to a number of contingencies, including receipt of required shareholder, regulatory and other consents and approvals and other closing conditions. Aetna has said that its goal is to close the transaction by the end of 2000.

Following the close of the transaction, ALIAC will continue to be responsible for all contracts issued by it (except to the extent that the contracts have been reinsured by, and are administered by, the Lincoln affiliates as described in the Prospectus).